                                                                    Exhibit 10.9


                                A G R E E M E N T

                                          November 25, 1997

      The undersigned hereby agree that Young America Corporation (the "Corporation") shall pay certain management fees to BT Capital Partners, Inc. ("BT") and Ontario Teachers' Pension Plan Board ("OTPB") for services to be rendered to the Corporation by such entities during the term of the Stockholders' Agreement dated as of November 25, 1997 among the Corporation, BT, OTPB and the other parties named therein (the "Stockholders' Agreement"). Such services shall include, without limitation, financial and strategic planning and management consulting. Accordingly, on or before December 31 of each year during the term of the Stockholders' Agreement (beginning with the calendar year ending December 31, 1998) the Corporation shall pay or cause to be paid to BT an amount equal to $187,500 and shall pay or cause to be paid to OTPB an amount equal to $62,500.

                                          YOUNG AMERICA CORPORATION


                                          By: /s/ Charles D. Weil
                                             ----------------------------
                                             Name: Charles D. Weil
                                             Title: President

                                          BT CAPITAL PARTNERS, INC.


                                          By:
                                             ----------------------------
                                             Name:
                                             Title:

                                          ONTARIO TEACHERS' PENSION
                                          PLAN BOARD


                                          By:
                                             ----------------------------
                                             Name:
                                             Title:

                                A G R E E M E N T

                                          November 25, 1997

      The undersigned hereby agree that Young America Corporation (the "Corporation") shall pay certain management fees to BT Capital Partners, Inc. ("BT") and Ontario Teachers' Pension Plan Board ("OTPB") for services to be rendered to the Corporation by such entities during the term of the Stockholders' Agreement dated as of November 25, 1997 among the Corporation, BT, OTPB and the other parties named therein (the "Stockholders' Agreement"). Such services shall include, without limitation, financial and strategic planning and management consulting. Accordingly, on or before December 31 of each year during the term of the Stockholders' Agreement (beginning with the calendar year ending December 31, 1998) the Corporation shall pay or cause to be paid to BT an amount equal to $187,500 and shall pay or cause to be paid to OTPB an amount equal to $62,500.

                                          YOUNG AMERICA CORPORATION


                                          By:
                                             ----------------------------
                                             Name: Charles D. Weil
                                             Title: President

                                          BT CAPITAL PARTNERS, INC.


                                          By: /s/ [ILLEGIBLE]
                                             ----------------------------
                                             Name:
                                             Title:

                                          ONTARIO TEACHERS' PENSION
                                          PLAN BOARD


                                          By:
                                             ----------------------------
                                             Name:
                                             Title:

                                A G R E E M E N T

                                          November 25, 1997

      The undersigned hereby agree that Young America Corporation (the "Corporation") shall pay certain management fees to BT Capital Partners, Inc. ("BT") and Ontario Teachers' Pension Plan Board ("OTPB") for services to be rendered to the Corporation by such entities during the term of the Stockholders' Agreement dated as of November 25, 1997 among the Corporation, BT, OTPB and the other parties named therein (the "Stockholders' Agreement"). Such services shall include, without limitation, financial and strategic planning and management consulting. Accordingly, on or before December 31 of each year during the term of the Stockholders' Agreement (beginning with the calendar year ending December 31, 1998) the Corporation shall pay or cause to be paid to BT an amount equal to $187,500 and shall pay or cause to be paid to OTPB an amount equal to $62,500.

                                          YOUNG AMERICA CORPORATION


                                          By:
                                             ----------------------------
                                             Name: Charles D. Weil
                                             Title: President

                                          BT CAPITAL PARTNERS, INC.


                                          By:
                                             ----------------------------
                                             Name:
                                             Title:

                                          ONTARIO TEACHERS' PENSION
                                          PLAN BOARD


                                          By: /s/ John A. MacDonald
                                             ----------------------------
                                             Name: John A.  MacDonald
                                             Title: Portfolio Manager